UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

C. R. Bard, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	001-6926	22-1454160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue
Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 277-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 1, 2013, C. R. Bard, Inc. completed the previously-announced sale of certain assets of its Electrophysiology division to Boston Scientific Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

Date: November 1, 2013	By:	/s/ Richard C. Rosenzweig
	Name:	Richard C. Rosenzweig
	Title:	Vice President, Law and Assistant Secretary